UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2006

0-17793
(Commission File Number)

______________________________

WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
(Exact name of registrant as specified in its charter)

    Delaware                                                            13-3481443
(State of Incorporation)                                                 (IRS Employer
                                          Identification Number)

340 Pemberwick Road, Greenwich, Connecticut 06831
(Address of registrant’s principal executive office)

(203) 869-0900
(Registrant’s telephone number)

______________________________

Item 8.01       Other Events.

On October 23, 2006, the registrant mailed a letter to its limited partners. A copy of the letter is filed with this report as Exhibit 20.

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

20	Letter to the Limited Partners of Wilder Richman Historic Properties II, L.P. dated October 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
By:	Wilder Richman Historic Corporation, its General Partner

                By: /s/ Neal Ludeke
                  Name: Neal Ludeke
                  Title: Chief Financial Officer

Date: October 23, 2006